UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 21, 2008 (May 15, 2008)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                       000-16299                 13-3054685
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(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)


     700 Airport Blvd. Suite 300, Burlingame, CA       94010
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      (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 3.02    Unregistered Sales of Equity Securities.

         The Company entered into agreements with accredited investors during the period March 4, 2008 through May 19, 2008 in connection with a private placement. The investors purchased an aggregate of 12,491,667 shares of common stock of the Company (valued at a per share price of $0.60) and the Company received an aggregate of $7,495,000.

         In connection with this private placement the Company will pay $328,100 in cash commissions and will issue 497,121 shares of common stock of the Company to a placement agent.

         The sales of these securities were made in reliance upon Rule 506 and
Section 4(2) of the Securities Act of 1933, as amended (the "Act") and such securities have not been registered and will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 1.01    Entry into a Material Definitive Agreement.

         The Company has amended certain terms of certain convertible promissory notes. Convertible promissory notes in the aggregate amount of $4,248,226, were amended to decrease the conversion price to $0.80 per share of the Company's common stock, and to extend the expiration date of the notes to January 31, 2011. Convertible promissory notes in the amount of $3,505,000, were amended to decrease the conversion price to $1.20 per share of the Company's common stock, and to extend the expiration date of the notes to January 31, 2011.

         This current report is neither an offer to sell, nor a solicitation of offers to purchase, securities.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANTs software inc.



Date:    May 21, 2008            By:   /s/ Kenneth Ruotolo
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                                       Kenneth Ruotolo, Chief Financial Officer